THIRD AMENDMENT TO
                             VOTING PROXY AGREEMENT

This AMENDMENT TO VOTING PROXY AGREEMENT (this "Amendment") is entered into as of this 27th day of July, 2006 ("Effective Date") and amends the Voting Proxy Agreement executed on August 25, 1995 by and between Sumner M. Redstone, an individual ("Redstone"), National Amusements, Inc., a Maryland corporation ("NAI" and collectively with Redstone, the "Shareholders"), WMS Industries Inc., a Delaware corporation (the "Company"), and Louis J. Nicastro and Neil D. Nicastro, individuals, as amended by that certain First Amendment to Voting Proxy Agreement dated as of October 23, 2002 and that certain Amendment to Voting Proxy Agreement dated as of July 20, 2005 (the "Agreement").

                                    RECITALS

A. Louis J. Nicastro has previously resigned as Proxy Holder and Neil D. Nicastro wishes to resign as Proxy Holder.

B. The parties wish to amend the Agreement to replace Neil D. Nicastro with Brian R. Gamache as the sole Proxy Holder.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the parties agree as follows:

1. DEFINITION OF PROXY HOLDER. The definition of "Proxy Holder" in Article 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

   "Proxy Holder" means Brian R. Gamache, President, Chief Executive Officer, and Director of the Company."

2. NOTICES. Section 6.12 of the Agreement is hereby deleted in its entirety and replaced with the following:

   "All notices or communications hereunder shall be in writing and sent to the following addresses or at such other addresses as the parties may designate from time to time:

If to the             Sumner M. Redstone
Shareholders:         c/o National Amusements, Inc.
                      200 Elm Street
                      Dedham, MA 02026
                      Facsimile: 781-461-1412
                      Attn: Tilly Berman

                      National Amusements, Inc.
                      200 Elm Street
                      Dedham, MA 02026
                      Facsimile:  781-461-1412
                      Attn: General Counsel


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If to the             WMS Industries Inc.
Company:              800 South Northpoint Blvd.
                      Waukegan, Illinois 60085
                      Facsimile: 847-785-3901
                      Attn: General Counsel and Secretary

If to Proxy           Brian R. Gamache
Holder:               c/o WMS Industries Inc.
                      800 South Northpoint Blvd.
                      Waukegan, Illinois 60085
                      Facsimile: 847-785-3787

If to Nevada          Dennis K. Neilander, Chairman
Board Chairman:       State Gaming Control Board
                      1919 E. College Parkway
                      Carson City, NV  89706
                      Facsimile: 775-687-5817

3. CONSTRUCTION. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Agreement. If any conflict arises between the terms of this Amendment and the terms of the Agreement, this Amendment shall control. Except as otherwise provided in this Amendment, the terms of the Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which shall constitute an original.


IN WITNESS WHEREOF, the Parties hereto have signed this Amendment effective as of the latest date of execution below.

/s/ Sumner Redstone                    /s/ Neil D. Nicastro
Sumner Redstone                        Neil D. Nicastro
Date: July 27, 2006                    Date: August 17, 2006

/s/ Brian R. Gamache
Brian R. Gamache
Date: September 8, 2006

National Amusements, Inc.              WMS Industries Inc.,
a Maryland corporation                 a Delaware corporation

By:/s/ Richard J. Sherman              By:/s/ Kathleen J. McJohn

Print name:   Richard J. Sherman       Print name:   Kathleen J. McJohn
Title:        Vice President and       Title:        Vice President, Secretary
              Assistant Secretary                    and General Counsel

Date: August 14, 2006                  Date: November 20, 2006


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